UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 19, 2007


              Exact name of registrants as specified in
Commission  their charters, address of principal executive      IRS Employer
File Number   offices and registrants' telephone number    Identification Number
----------- ---------------------------------------------- ---------------------
  1-14465                    IDACORP, Inc.                       82-0505802
   1-3198                 Idaho Power Company                    82-0130980
                         1221 W. Idaho Street
                         Boise, ID 83702-5627
                            (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               Idaho Power Company
                                    Form 8-K

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 19, 2007, Idaho Power Company ("IPC") entered into an Amended and Restated Selling Agency Agreement (the "Selling Agency Agreement") with each of Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC. On June 19, 2007, IPC entered into a Terms Agreement (the "Terms Agreement") with Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, RBC Capital Markets Corporation, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC, as purchasers, whereby Idaho Power Company agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $140,000,000 aggregate principal amount of Idaho Power Company's First Mortgage Bonds, Secured Medium-Term Notes, Series F, 6.30% Series due 2037 (the "Bonds"). The Bonds are expected to be issued on June 22, 2007, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement and Selling Agency Agreement are filed as Exhibits 1.1 and 1.2 hereto, respectively.

ITEM 8.01      OTHER MATTERS

As previously reported, on May 26, 2004 and June 22, 2004, respectively, two shareholder lawsuits were filed in the U.S. District Court for the District of Idaho against IDACORP, Inc. ("IDACORP") and certain of its directors and officers. The lawsuits, captioned Powell, et al. v. IDACORP, Inc., et al. and Shorthouse, et al. v. IDACORP, Inc., et al., raised largely similar allegations. The lawsuits were putative class actions brought on behalf of purchasers of IDACORP stock between February 1, 2002 and June 4, 2002.

On May 21, 2007, the U.S. District Court for the District of Idaho (Judge Edward
J. Lodge) granted the defendants' motion to dismiss the complaint because the amended complaint failed to satisfy the pleading requirements for loss causation. The court also denied the plaintiffs' request to amend the complaint.

On June 19, 2007, the plaintiffs filed a notice of appeal from the District Court's judgment to the United States Court of Appeals for the Ninth Circuit. IDACORP and the other defendants intend to defend themselves vigorously, but IDACORP is unable to predict the outcome of these matters.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Number    Description

          1.1 Terms Agreement dated June 19, 2007 among Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, RBC Capital Markets Corporation, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC, as purchasers

          1.2 Idaho Power Company Amended and Restated Selling Agency Agreement dated June 19, 2007 between Idaho Power Company and each of Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC

          5.1 Opinion of Thomas R. Saldin, Esq., dated June 19, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

          5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, dated June 19, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

          23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

          23.2      Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
                    Exhibit 5.2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  June 21, 2007

                                             IDACORP, INC.


                                             By:  /s/ Darrel T. Anderson
                                                  ----------------------
                                                  Darrel T. Anderson
                                                  Senior Vice President -
                                                  Administrative Services
                                                  and Chief Financial Officer



                                             IDAHO POWER COMPANY


                                             By:  /s/ Darrel T. Anderson
                                                  ----------------------
                                                  Darrel T. Anderson
                                                  Senior Vice President -
                                                  Administrative Services
                                                  and Chief Financial Officer

                               INDEX TO EXHIBITS

          Number    Description

          1.1 Terms Agreement dated June 19, 2007 among Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, RBC Capital Markets Corporation, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC, as purchasers

          1.2 Idaho Power Company Amended and Restated Selling Agency Agreement dated June 19, 2007 between Idaho Power Company and each of Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC

          5.1 Opinion of Thomas R. Saldin, Esq., dated June 19, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

          5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, dated June 19, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

          23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

          23.2      Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
                    Exhibit 5.2)